UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2007

This Page Intentionally Left Blank

November 29, 2007

To the Shareholders of the Conestoga Small Cap Fund,

September 30, 2007 marked the end of the fifth year of operation of the Conestoga Small Cap Fund.  We are pleased to inform you that on this milestone date the Fund had record net assets of $29,280,964 and reported a net asset value per share of $20.27, close to an all time high.  Investors that purchased the Fund on its first trading day on October 1, 2002 realized an annualized total return on their investment of 15.92% over the preceding five years through September 30, 2007.

For the fiscal year ended September 30, 2007, the Fund generated a total return of 14.61% which includes the reinvestment of dividends.  We are pleased to report that in every six month reporting period since the Fund began operations, you have enjoyed positive returns.

Our primary mission has been to generate competitive returns with lower risk than similar funds.  It is sometimes difficult to define risk, but the turmoil in the capital markets during July and August underscored what risk means to many investors.  Because of the problems in the subprime mortgage market, many securities held by others could not be properly valued.  Once values were determined, many of these investors experienced material declines in value and they wanted to liquidate their positions.  This liquidation caused a further erosion of value and more volatility in the markets.  The table below depicts what happened to the small cap market and your Fund in this troublesome time.

	July 2007	August 2007	July-August 2007
Conestoga Small Cap Fund	-4.75%	5.42%	0.40%
Russell 2000 Index	-6.84%	2.27%	-4.73%

We believe the performance of your Fund in the July-August 2007 timeframe vividly portrays the value of following a careful investment process that recognizes both reward and risks inherent in small cap investing.  Since the Fund’s inception, most of the past five years have been considered a low risk environment by many investors.  Investors that tried to manage risk as well as return often produced lower returns than the more risk intense managers.  At the Conestoga Small Cap Fund, we do our best to control risk while still producing attractive returns.  We believe we have delivered on that objective over the last five years.

A thorough review of our investment results, prepared by Portfolios Managers William C. Martindale, Jr. and Robert M. Mitchell, follows this letter.  Bill and Bob are respectively President and Treasurer of the Fund, and both serve as Managing Partners of the Adviser, Conestoga Capital Advisors, LLC.  I encourage you to review their report.

SECURITIES LENDING

As you review the financial statements in this annual report you will notice that on September 30 a new itemed appear on our balance sheet – Securities on Loan.

In a securities lending program, the owner of the securities (in this case the Fund) lends some of its portfolio holdings to a borrower.  The borrower then gives the Fund cash collateral in excess of the value of the securities lent, and the borrower must add to the collateral whenever the price of the securities loaned rises.  The Fund then invests the cash collateral in short-term securities and the Fund receives the interest income.  Even though the Fund receives the cash collateral and the interest it earns, it still experiences the full impact of any change in price of the securities lent.  The Fund is able to terminate a loan at any time.

The amount of securities we can lend fluctuates daily depending on demand, as does the interest rate that the Fund earns.  The Fund’s experience for the first two months of the program suggests that $120,000 in annual securities lending income is possible for fiscal 2008.  Based on the shares outstanding on September 30, 2007, this program could generate dividends of approximately $0.08 per share for the year ending September 30, 2008.  The actual amount earned will be determined by the amount of securities the Fund lends, the interest rates available in the short-term money market, and number of the Fund shares outstanding.

The securities lending program is currently under the day to day administration of Marshall & Ilsley Trust Company, N.A.  The Fund began its securities lending program in August 2007.  By the end of September 2007, in excess of $10,000,000 in securities or a little more than 25% of total Fund assets were on loan.

SHAREHOLDER MEETING

As Conestoga Capital Advisors grows, some of the ownership of the Adviser is going to shift from myself to other managing partners.  This shift represents the continued growth in share ownership by Bob Mitchell, Duane D’Orazio and Mark Clewett.  Bob Mitchell is a co-founder and one of the key portfolio managers of Conestoga’s flagship Small Cap strategy.  Duane D’Orazio, also a co-founder of the firm, oversees the trading and operations departments and serves as Chief Compliance Officer.  Mark Clewett, who joined the firm in January of 2006, leads Conestoga’s marketing and client service efforts.  The plan permits the firm to maintain 100% employee ownership and it increases the equity interests of the younger members of the partnership. In January 2008 it is expected that my ownership of the Adviser will decline below 25%, and Robert Mitchell’s will increase to above 25%.

This change in ownership is also deemed to be a change of control of the Adviser, and with a change of control, the advisory contract between Conestoga Capital Advisors and the Fund will terminate.  Shareholders are required to approve a new contract between Conestoga Small Cap Fund and Conestoga Capital Advisors with its new ownership structure, if the shareholders wish Conestoga Capital Advisors to continue to manage the Fund.  The Fund Trustees have reviewed these changes and recommend that you approve the new advisory contract.

The Board of Trustees of the Fund has set December 27, 2007 for the shareholder meeting.  Shareholders of record on November 12th will be entitled to vote at the shareholder meeting.  The proxy statement for the shareholder meeting dated November 20, 2007 was sent to your address of record.

The change of ownership which is expected to take place will in no way impact the portfolio management of the Fund.  Bill Martindale and Bob Mitchell will continue to manage the portfolio just as they have been doing since inception. Fundamental investment policies will remain as they are now, and the security selection and monitoring process will stay the same.  You should refer to the proxy statement and the statements set forth therein prior to voting on this proposal.

W. Christopher Maxwell

Chairman and Chief Executive Officer

The Conestoga Funds

November 29, 2007

Dear Fellow Shareholders,

Since mid-2003, investments in riskier assets such as lower-quality stocks, high-yield bonds, and emerging markets have generally produced returns well in excess of higher-quality assets.  The environment has favored these types of strategies, first, as the economy recovered from the 2000-2002 bear market and, later, as investors hungered for more yield and ever-higher returns.  The level of volatility in the markets remained low, while profit margins and earnings grew steadily.  But during the summer of 2007, several events combined to increase investors’ concerns about future growth, causing an increase in market volatility during July and August.

The events began in mid-July, when news that some sub-prime lenders were seeing increased default levels caused the firms that package those mortgages (a process called securitization) to return recently packaged mortgages which were past-due or in default to the original sub-prime lenders.  This placed extreme financial pressures on the thinly capitalized lenders, some of which went bankrupt.  Concerns spread globally, as fear that the higher-yielding but supposedly safe securitized sub-prime mortgage notes would see high default rates.  Then, in August, news that the crisis was creating problems in some hedge funds furthered investors’ unease.  Bear Stearns announced that two of its hedge funds which invested primarily in sub-prime securities were essentially worthless, and prices for many sub-prime and lower-quality credit derivatives plunged.  Concurrent with the events in sub-prime mortgages, several large hedge funds that employ quantitative models experienced difficulties as their strategies were challenged by unpredicted swings in stock prices.  Several large and well-known hedge funds either closed or required large cash infusions to stabilize their portfolios.

The increase in market volatility and uncertainty benefited the Fund’s relative performance during the summer months, and pulled the Fund’s trailing twelve month return above the Russell 2000 Index for the full fiscal year ended September 30, 2007.  Below, you will find a table reviewing the performance of the Fund since inception versus its small capitalization benchmarks for multiple time periods.

	Trailing 12 Months through 9/30/2007	Trailing 24 Months through 9/30/2007	Trailing 36 Months through 9/30/2007	Since Inception (10/01/2002) through 9/30/2007
Conestoga Small Cap Fund	14.61%	10.43%	11.06%	15.92%
Russell 2000 Index	12.34%	11.12%	13.36%	18.38%
Russell 2000 Growth Index	18.94%	12.22%	14.10%	18.39%

Readers of our recent letters to shareholders will recall our comments on two headwinds the Fund has faced since inception.  The first headwind was that of much stronger performance by Value stocks, and it appears that this may have begun to turn in favor of the Fund.  Over the past twelve months ended September 30,2007, Growth stocks (as measured by the Russell 2000 Growth) have outperformed Value stocks (as measured by the Russell 2000 Value) by over 10%.  The Fund, which has a growth bias, benefited from the return to favor of Growth stocks, and we are optimistic this may be a multi-year trend.

The second headwind the Fund has encountered is that of better relative performance by Low-Quality stocks.  While the volatility of July and August did seem to push investors back to High-Quality stocks, by the end of September there was little to no meaningful shift towards High-Quality.  This headwind has been as challenging as the Value headwind since the Fund’s inception, but we are optimistic that this also will change in the near- to mid-term.

Over the past twelve months, ended September 30, 2007 the Fund’s performance relative to the Russell 2000 was benefited by its allocations across industry sectors as well as individual stock selection.  The Fund’s overweight to the Technology and Health Care sectors, as well as its underweight to the Financial Services sectors, boosted return relative to the Index.  An underweighting to the Materials and Processing sector detracted modestly from the Fund’s relative return.

Individual stock selection also benefited return relative to the Russell 2000 Index, as several companies that have been multi-year holdings of the Fund delivered strong results.  Among the Fund’s top performers over the fiscal year were Blackboard Inc., Ansys Inc., and Carbo Ceramics Inc.  Also among the top performers were two companies that struggled in late 2006 and early 2007, and which became the focus of our continuous evaluation and research.  The companies in question, Raven Industries Inc. and II-VI Inc., had seen their stock prices suffer after unexpected earnings disappointments. We re-examined the companies, and in both cases believed that the market was overestimating the impact of what should be short-term issues.  We added to the Fund’s positions in both stocks, and our conviction benefited returns as the stocks recovered strongly in the second half of the fiscal year.

Several stocks detracted from return relative to the benchmark, most notably Select Comfort Corp., one of the Fund’s purchases in mid-2006.  As with Raven Industries Inc. and II-VI Inc. above, we have invested significant research efforts to this stock to re-assess our outlook.  While still held in the Fund at the end of the fiscal year, we did reduce the Fund’s holding by roughly half during the spring.

We added six new companies to the Fund, each of which we believe have the potential to deliver sustainable growth and very attractive total returns in the years to come.  Ranging across several sectors, the companies are: Advent Software Inc.; Innovative Solutions & Support Inc.; Meridian Bioscience Inc.; Neogen Corp.; Somanetics Corp.; and Tesco Corp.  Removed from the portfolio were three companies that we believe would face slower growth prospects, Cherokee Inc. and Matthews International Corp., as well as Kronos Inc., which was purchased by a private equity consortium in the spring.

The Fund maintains its emphasis on high quality companies with the following characteristics: sustainable earnings growth, strong management teams, significant insider ownership, strong business models, returns on equity of at least 15%, and conservative balance sheets.  A comparison of the characteristics of the Conestoga Small Cap Fund versus its small cap benchmarks reinforces this relative strength (see table below).

	Conestoga Small Cap Fund	Russell 2000 Index	Russell 2000 Growth Index
Price/Earnings Ratio	22.8 x	18.1 x	21.3 x
Earnings Growth	17.8%	16.1%	20.3%
PEG Ratio	1.3 x	1.1 x	1.1 x
Return on Equity	20.3%	9.7%	10.8%
Long-Term Debt to Capitalization	13.0%	29.0%	26.0%

The last two rows of the above table, Return-on-Equity and Long-Term Debt to Capitalization, are two of the key measures of quality that we use when evaluating a company.  Return-on-Equity, or ROE, is defined as a company’s net income divided by shareholder’s equity, and reflects the company’s earnings per dollar of invested equity capital.  A company’s ROE is dependent on its profit margin, sales volumes, and financial leverage.  One commonly used measure of financial leverage is the ratio of Long-Term Debt to Capitalization, which indicates how much a company is using borrowed money to finance its operations.  While borrowing money can greatly increase returns to equity investors, it is a double-edged sword and can also decrease return significantly when a company’s sales volumes or profit margins decrease.  Reviewing the table above, the Fund’s ROE is roughly double that of the comparable indices, with much lower Long-Term Debt to Capitalization.  We expect these characteristics of the Fund to benefit our shareholders during times of economic uncertainty and/or market volatility.  Currently, we continue to believe that stocks will face increasing pressures as the combination of peak level profit margins and challenging revenue growth requirements will make for difficult earnings growth at the average company.

As managers of the Fund, we were pleased that as market volatility increased in July and August, the Fund’s returns relative to the benchmark improved.  We expect this to be a characteristic of the investment strategy, and it is what we believe makes the Fund appealing to investors seeking a small cap investment vehicle with lower volatility and better downside protection.  While we cannot predict how events will unfold, we do believe that the coming quarters and years should see investors return to higher-quality, sustainable growth companies.

As fellow shareholders of the Fund, we would like to thank you for continuing to place your confidence and trust in us.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Portfolio Manager

Portfolio Manager

CONESTOGA SMALL CAP FUND

Additional Comments

Fund Growth

The Fund continued to grow in 2007.  Total net assets increased from $18,432,057 million at the end of fiscal 2006 to $29,280,964 million at the end of fiscal 2007.  This $10,848,907 million increase surpassed the prior year’s growth of $7.8 million.  Investment in the Fund held by the Fund’s officers, trustees and their families as of September 30, 2007 was approximately $3.7 million.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2007 the Fund’s turnover rate was 13.51%, compared to 19.02% from the year earlier.  Even with a low turnover, the Fund distributed in the twelve month period ended September 30th, 2007 capital gains of $72,268.  We are required to distribute substantially all of our income and realized capital gains every year.  Accordingly, the Fund paid a long-term capital gain distribution of $ .03763 per share and a short-term capital gain distribution of $ .02853 per share on November 16, 2006 to shareholders of record on November 15, 2006.

Continued portfolio appreciation has increased net unrealized appreciation on investments to $4,967,845 as of September 30, 2007.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  As of January 2007, the Adviser charges the Fund an annualized rate of 1.00% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10% which includes a fee waiver.  In the fiscal year ended September 30, 2007, the contractual amount the Fund owed the Adviser was $289,939 of which $38,537 was waived, resulting in net advisory fees of $251,402.   At its current asset size, the Fund generates more income to the Adviser than the Adviser pays out in administrative and legal costs, but since inception of the Fund through September 30th, 2007, on a cumulative basis, the Adviser has paid more for administrative and legal costs than it has received in fees from the Fund.  To the extent that the Adviser can achieve more favorable vendor contracts, any savings that result will accrue to the benefit of the Adviser.  Equally, any cost increases, whether volume driven or the result of price increases, must be paid entirely by the Adviser.

The Conestoga Funds have what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  Conestoga Capital Advisors, LLC pays all of the marketing costs for the Fund out of its own resources and, other than the annual unified management fee, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although Conestoga Capital Advisors, LLC does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

CONESTOGA SMALL CAP FUND

Additional Comments

Securities Lending

At the May 17th 2007 meeting of the Board of Trustees, the Trustees approved a Securities Lending Agency Agreement   and Securities Lending Guidelines covering loans of securities for which Marshall & Ilsley Trust Company N.A. serves as lending agent for the Fund.  On August 3rd 2007 the Fund’s securities were put out for lending by M&I Trust Company N.A..  See Chairman’s letter for more detail.

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses, which in fiscal 2007 amounted to more than $25,000.  Currently, the Fund has four independent Trustees.  For the November 2006 Board Meeting, the independent Trustees received $800.  In calendar 2007, the independent Trustees received $1,350 per meeting and the interested Trustees, who are employees of the Adviser, received no additional compensation from the Fund.  In fiscal year 2007, there were four Board of Trustee meetings in which all Trustees were in attendance.

Brokerage Costs

Direct net expenses of the Fund show in this annual report were approximately $277,062.  During fiscal year 2007, the Fund paid brokerage costs of $29,208 in fiscal 2007, up from $27,528 in fiscal 2006. Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis, or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.21 for every $1,000 in average assets invested in the Fund for fiscal 2007, down from $2.00 in fiscal 2006.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing investment ideas to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the investment ideas offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Conestoga Capital Advisors.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

For several years, we have been discussing with you the status of the SEC’s proposal to require funds to have an independent Chair and at least 75% of its Trustees independent of the Fund’s Adviser.  During the last year, the court ruled that it would vacate the SEC regulation unless the SEC followed the required procedures for enacting regulations.  The SEC did not submit information to the court, and accordingly, the court vacated the SEC rules.

CONESTOGA SMALL CAP FUND

Additional Comments

This means that after several years of discussion, lawsuits, and controversy, nothing has changed.  Funds are free to elect as Chair interested or independent Trustees, as their boards and or shareholders see fit, and only a majority (50%) of the Trustees must be independent, instead of the proposed 75% requirement.

The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are independent, and the Chair continues to be an interested Trustee.  Interested Trustees are those individuals who are affiliated with the Adviser.

Fund Information

The management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available on line.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings, Fund facts, and price history are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Consideration of the Board in Approving the Continuation

of the Trust’s Investment Advisory Agreement

At an in-person meeting held on September 20th, 2007, the Board of Trustees (the “Trustees” or the “Board”) of Conestoga Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Small Cap Fund (the “Fund”), and Conestoga Capital Advisors, LLC (“CCA”).

At the meeting, the Trustees discussed with counsel to the Trust their fiduciary duty under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof.  The Board discussed the fees payable by the Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts’ application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of the Fund, the Fund’s comparison funds, and relevant benchmarks; the annualized expense ratios of the Fund and of each fund in the comparison group; the portfolio turnover of the Fund and of each fund in the comparison group for the past two years; and certain financial information about CCA, including the profitability of the Fund to CCA.  The Board also evaluated the services provided by CCA, including portfolio management, Fund sponsorship, business management and Fund administration.

The Board compared the Fund’s 1.10 percent annual expense ratio to comparable ratios of a peer group of 7 other Small Cap Growth and Small Cap Blend mutual funds (selected by CCA from Morningstar, current as of August 31st, 2007) and considered the fact that the Fund’s ratio was the lowest compared to the peer group of funds. The Board also reviewed the Morningstar Expense Ratio’s rankings where the Fund ranked in the Top Quartile for Small Cap Growth Funds and in the 2nd Quartile for Small Cap Blend Funds. The Board also compared the Fund’s performance for various periods ended August 31st, 2007 to that of the peer group and considered the fact that the Fund had outperformed four peer group funds on a 3yr Annualized Return ending (7/31/2007).

The Board also compared the Fund’s performance for various periods since the Fund’s inception (October 1, 2002) against the performance of the CCA Small Cap Composite, the Russell 2000 Index, the Russell 2000 Growth Index from Inception to August 31st, 2007.  The Board considered the fact that the Fund lagged the Russell 2000 Index and Russell 2000 Growth Index on a trailing 24 and 36-month basis; however, on a 12-month basis the Fund was outperforming the Russell 2000 and moderately lagging the Russell 2000 Growth.  On a year-to-date basis as of August 31st, 2007, the Fund was outperforming the Russell 2000 by 633 basis points and the Russell 2000 Growth by 148 basis points.

The Board then reviewed the costs of the services provided by CCA and the profitability of the relationship to CCA and considered the fact that, although managing the Fund had been profitable to CCA from 2004 through 2006 (and was projected to be profitable for 2007), CCA had, since the Fund’s inception, incurred an overall loss in managing the Fund.  The Board also considered the fact that, at its current net asset level of approximately $29 million, the Fund had not yet achieved economies of scale.  The Board also considered a representation from CCA that no other mutual fund or separate account received from CCA the same level of service that CCA provided to the Fund and that, therefore, a comparison of fees paid to CCA by other entities was not relevant to the Board’s evaluation of the Fund’s investment advisory agreement with CCA.

CONESTOGA SMALL CAP FUND

Consideration of the Board in Approving the Continuation

of the Trust’s Investment Advisory Agreement

After discussing the information presented with respect to the investment advisory agreement, the Board concluded that: (i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Fund’s assets; (ii) the Fund’s performance was in line with the performance of its benchmark; (iii) the current profitability of the Fund to CCA appeared reasonable; and (iv) the Fund’s small asset size meant that economies of scale were not yet achievable.  The Board also concluded that the fees paid by the Fund to CCA were not comparable to fees paid to CCA by other entities, since CCA did not provide the same level of service to these other entities.  Based upon the foregoing conclusions, the Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the advisory agreement.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (September 30, 2007)

Conestoga Small Cap Fund $20,859.26
Russell 2000 Index $23,614.28
Russell 2000 Growth Index $23,564.21
Value of $10,000 Invested 10/01/2002
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007

	One-Year Return	Since Inception (10/01/2002) through 9/30/2007
Conestoga Small Cap Fund	14.61 %	15.92 %
Russell 2000 Index	12.34 %	18.38 %
Russell 2000 Growth Index	18.94 %	18.39 %

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund:

	Beginning Account Value on April 1, 2007	Ending Account Value on September 30, 2007	Expenses Paid During the Period* April 1, 2007 to September 30, 2007

Actual	$1,000.00	$1,073.62	$5.71

Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.56	$5.56

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2007 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2007 were $29,280,964.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2007

Shares -		Market	% of Total
Common Stocks		Value	Net Assets

Auto and Transportation

Recreational Vehicles and Boats
19,000	Winnebago Industries, Inc. †	453,720	1.55%
Truckers
30,001	Knight Transportation, Inc. †	516,317	1.76%

	Auto and Transportation Sector Total	970,037	3.31%

Consumer Discretionary

Household Furnishings
16,350	Select Comfort Corp. * †	228,083	0.78%
Consumer Electronics
33,250	Lojack Corp.*	630,420	2.15%
Leisure Time
8,100	Pool Corp. †	202,338	0.69%
Services Commercial
12,500	The Advisory Board Co. * †	730,875	2.50%
13,150	Ritchie Bros Auctioneers Inc. †	856,065	2.92%
27,000	Rollins Inc.	720,630	2.46%
Services Commercial Industry Total		2,307,570	7.88%
Shoes
19,500	Iconix Brand Group, Inc. * †	463,905	1.58%

Consumer Discretionary Sector Total		3,832,316	13.08%

Financial Services

Banks
22,500	Boston Private Financial Holdings, Inc. †	626,400	2.14%
20,250	PrivateBancorp, Inc. †	705,510	2.41%
Banks Industry Total		1,331,910	4.55%
Finance Companies
14,000	World Acceptance Corp. *	463,120	1.58%
Financial Information Services
6,300	FactSet Research Systems Inc.	431,865	1.47%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2007

Shares -		Market	% of Total
Common Stocks		Value	Net Assets

Financial Miscellaneous
24,000	Financial Federal Corp. †	672,240	2.30%
7,000	TSX Group Inc.	337,933	1.15%
Financial Miscellaneous Industry Total		1,010,173	3.45%
Financial Data Processing Services & Systems
12,800	Advent Software, Inc. *†	601,216	2.05%

	Financial Services Sector Total	3,838,284	13.10%

Healthcare

Bio-Technology Research and Production
12,500	Integra Lifesciences Holdings Co. * †	607,250	2.07%
10,450	Kensey Nash Corp. * †	272,850	0.93%
Bio-Technology Research and Production Industry Total		880,100	3.00%
Electronics: Medical Systems
15,750	Quality Systems, Inc.	576,923	1.97%
34,150	Somanetics Corp.*	635,873	2.17%
Electronics: Medical Systems Industry Total		1,212,796	4.14%
Healthcare Management Services
32,000	Computer Programs & Systems, Inc.	843,520	2.88%
Healthcare Services
30,000	Psychemedics Corp.	518,100	1.77%
Medical and Dental Instruments and Supplies
14,000	Landauer, Inc.*	713,440	2.44%
8,000	Mentor Corp. †	368,400	1.26%
18,050	Meridian Bioscience, Inc.	547,276	1.87%
19,275	Neogen Corp.*	455,468	1.55%
20,750	Surmodics, Inc. * †	1,016,957	3.47%
7,550	TECHNE Corp. *	476,254	1.63%
Medical and Dental Instruments and Supplies Industry Total		3,577,795	12.22%

	Healthcare Sector Total	7,032,311	24.01%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2007

Shares -		Market	% of Total
Common Stocks		Value	Net Assets

Materials and Processing

Building Materials
23,250	Simpson Manufacturing Co., Inc. †	740,512	2.53%
Metals & Minerals
13,150	AMCOL International Corp.	435,134	1.50%

Materials and Processing Sector Total		1,175,646	4.03%

Other Energy

Oil: Crude Producers
10,000	St. Mary Land & Exploration Co.	356,700	1.22%
Machinery: Oil Well Equipment & Service
19,001	Carbo Ceramics Inc.	963,921	3.30%
11,050	Tesco Corp. * (ADR)	300,008	1.03%
Machinery: Oil Well Equipment & Service Industry Total		1,263,929	4.33%

Other Energy Sector Total		1,620,629	5.55%

Producer Durables

Aerospace
36,450	Innovative Solutions & Support, Inc. * †	691,456	2.36%
Electrical Equipment & Components
14,000	Franklin Electric Co., Inc. †	575,540	1.97%
Machinery: Construction & Handling
38,500	ASV, Inc. * †	540,155	1.84%

Producer Durables Sector Total		1,807,151	6.17%

Technology

Communications Technology
20,000	Avocent Corp. *	582,400	1.99%
31,650	Digi International Inc. *	450,696	1.53%
Communications Technology Industry Total		1,033,096	3.52%
Computer Technology
18,250	Rimage Corp.*	409,530	1.40%

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2007

Shares -		Market	% of Total
Common Stocks		Value	Net Assets

Computer Services Software & Systems
26,250	Ansoft Corp.*	865,725	2.96%
36,500	Blackbaud, Inc.	921,259	3.15%
26,450	Ansys, Inc. *	903,797	3.09%
18,750	Blackboard, Inc. * †	859,500	2.94%
Consumer Services Software & Systems Total		3,550,281	12.14%
Electronics: Technology
8,100	Curtiss-Wright Corp.	384,750	1.31%
8,550	Trimble Navigation Ltd. *	335,246	1.14%
Electronics Technology Total		719,996	2.45%
Electronics
35,450	II-VI, Inc. *	1,224,089	4.18%

	Technology Sector Total	6,936,992	23.69%

Other

Multisector Companies
35,000	Raven Industries, Inc. †	1,401,750	4.79%

	Total Other Sector Total	1,401,750	4.79%

TOTAL COMMON STOCKS
	(Cost $23,647,271)	28,615,116	97.73%

SHORT-TERM INVESTMENTS
651,713	UMB Bank Money Market Fiduciary (Cost $654,132) 3.43% **	654,132	2.23%
10,391,992	Provident Temp Cash Money Market (Cost $10,391,992) 5.394% ** (a)	10,391,992	35.49%
	(Cost $11,046,124)	11,046,124	37.72%

TOTAL INVESTMENTS
	(Cost $34,693,395)	39,661,240	135.45%

	Liabilities in excess of other Assets	(10,380,276)	-35.45%

	TOTAL NET ASSETS	$29,280,964	100.00%

** Variable rate security; the coupon rate represents the rate at September 30, 2007
(a) Purchased with cash colateral from securities on loan.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

September 30, 2007

Assets:
Investments at Value	$39,661,240
(Cost $34,693,395)
Receivables:
Dividends	18,317
Interest	22,482
Total Assets	39,702,039
Liabilities:
Management Fees	23,651
Trustee Fees	4,683
Payables:
Securities on Loan	10,391,992
Shareholder Redemptions	749
Total Liabilities	10,421,075
Net Assets	$29,280,964

Net Assets Consist of:
Paid-In-Capital	$23,827,046
Accumulated Net Realized Gain on Investments	486,073
Net Unrealized Appreciation in Value of Investments	4,967,845
Net Assets, for 1,444,392 Shares Outstanding, Unlimited Number of	$29,280,964
Shares Authorized with a $0.001 Par Value
Net Asset Value Offering and Redemption Price
Per Share ($29,280,964/1,444,392 shares)	$20.27

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Year Ended September 30, 2007

Investment Income:
Dividends (net of foreign taxes withheld of $2,302)	$220,727
Interest	33,472
Securities Lending Income	20,486
Total investment income	274,685
Expenses:
Investment advisory fees	289,939
Trustees' fees and expenses	25,660
Total expenses	315,599
Less: Advisory fees waived	(38,537)
Net expenses	277,062

Net Investment Loss	(2,377)

Realized and unrealized gain on investments:
Net realized gain on investments	532,180
Net unrealized appreciation on investments	2,716,279
Net realized and unrealized gain on investments	3,248,459

Net increase in net assets resulting from operations	$3,246,082

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	9/30/2007	9/30/2006
Increase In Net Assets
From Operations:
Net investment loss	($2,377)	($35,516)
Net realized gain on investments	532,180	100,525
Net unrealized appreciation on investments	2,716,279	484,717
Net increase in net assets resulting from operations	3,246,082	549,726
Distributions to shareholders from:
Net realized capital gain	(72,268)	(114,944)
Total Distributions	(72,268)	(114,944)
From capital share transactions:
Proceeds from sale of shares	10,039,445	9,490,481
Proceeds from sale of shares issued on reinvestment of dividends	23,661	60,087
Cost of shares redeemed	(2,388,013)	(2,211,283)
Total Increase in net assets from Fund share transactions	7,675,093	7,339,285

Total Increase in net assets	10,848,907	7,774,067

Net Assets at Beginning of Year	18,432,057	10,657,990
Net Assets at End of Year	$29,280,964	$18,432,057

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2007	9/30/2006	9/30/2005	9/30/2004	9/30/2003(a)

Net asset value - beginning of year	$17.75	$16.85	$15.26	$12.28	$10.00

Net investment loss (b)	0	(0.05)	(0.06)	(0.06)	(0.10)
Net realized and unrealized gains on investments	2.59	1.12	1.92	3.04	2.39
Total from investment operations	2.59	1.07	1.86	2.98	2.29

Distributions from net realized capital gains	(0.07)	(0.17)	(0.27)	0	(0.01)
Total distributions	(0.07)	(0.17)	(0.27)	0	(0.01)

Net asset value - end of year	$20.27	$17.75	$16.85	$15.26	$12.28

Total return	14.61%	6.40%	12.35%	24.27%	22.97%
Ratios/supplemental data
Net Assets - end of year (thousands)	29,281	18,432	10,658	4,463	2,896

Before waivers
Ratio of expenses to average net assets	1.31%	1.35%	1.35%	1.65%	1.54%
Ratio of net investment loss to average net assets	(0.17)%	(0.26)%	(0.35)%	(0.48)%	(0.85)%

After waivers
Ratio of expenses to average net assets	1.15%	1.35%	1.35%	1.60%	1.54%
Ratio of net investment loss to average net assets	(0.01)%	(0.26)%	(0.35)%	(0.43)%	(0.85)%

Portfolio turnover rate	13.51%	19.02%	23.95%	25.70%	32.43%

(a) Commencement of operations October 1, 2002.
(b) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2007

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002.  The Trust consists of one series, the Conestoga Small Cap Fund (the "Fund").  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Conestoga Capital Advisors, LLC (the “Adviser").  Accordingly, no organization costs have been recorded by the Fund.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency- Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2007

Note 2.  Summary of Significant Accounting Policies (cont’d.)

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Securities Lending - The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Fund may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if a particular vote is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets (inclusive of loan collateral).

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified among the components of capital.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2007

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund. Effective December 28, 2006, the Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2009.

  For the year ended September 30, 2007, the Adviser earned advisory fees of $289,959, of which $38,537 was waived in accordance with the expense limitation agreement.

The Trust, on behalf of the Fund, has adopted a distribution  plan (the "Distribution  Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for  other than existing shareholders, preparation and distribution of advertising material and sales literature and  payments  to dealers and shareholder  servicing  agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets.  Effective October 1, 2004, the Fund ceased accruing 12b-1 fees based upon Board approval.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2007, were as follows:

Purchases……………………………………………..………….…

$ 10,772,451

Sales……………………………………………………………….….

$   3,133,017

For Federal Income Tax purposes, the cost of investments owned at September 30, 2007 is $34,693,395.  As of September 30, 2007, the gross unrealized appreciation on a tax basis totaled $5,625,508 and the gross unrealized depreciation totaled $657,663 for a net unrealized appreciation of $4,967,845.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2007

Note 5. Capital Stock

As of September 30, 2007, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizes the activity and shares of the Fund:

         For the Year Ended 9/30/2007

      For the Fiscal Year Ended 9/30/2006

	Shares	Value	Shares	Value
Issued	531,413	$ 10,039,445	529,036	$ 9,490,481
Reinvested	1,277	$ 23,661	3,517	$ 60,087
Redeemed	(126,637)	$ (2,388,013)	(126,894)	$ (2,211,283)
Total	406,053	$ 7,675,093	405,659	$ 7,339,285

Note 6. Distributable Earnings

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	166,706
Undistributed long-term capital gain	319,367
Net unrealized appreciation	4,967,845
$ 5,453,918

The difference between book basis and tax basis undistributed realized gains are attributable to characterization of short-term gains as ordinary income for tax purposes.

Note 7. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of the distributions paid during the fiscal years ended September 30, 2007 and 2006 were as follows:

	2007	2006
Ordinary income	$31,164	------
Long-term capital gain	$41,104	$36,497

The short-term ordinary income and long-term distributions per share paid to shareholders as of November 8, 2007 were as follows:

Short-term distribution per share:	$0.17105
Long-term distribution per share:	$0.32148

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2007

Note 8.  Reclassification of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded a reclassification in the capital accounts.  The reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of September 30, 2007, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed net investment income:	$2,377
Accumulated net realized gain:	($2,377)
Capital paid in on shares of beneficial interest	------

Note 9. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 10. New Accounting Pronouncements

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes".  Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  Fin 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.  Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.  At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note 11. Securities on Loan

At September 30, 2007, securities valued at $10,014,724 were on loan to brokers.  For collateral, the Fund received cash collateral which is invested in a money market fund valued at $10,391,992.  Income from securities lending amounted to $20,486 for the year ended September 30, 2007.  The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Conestoga Small Cap Fund and

the Board of Trustees of The Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the years in the two year period ended September 30, 2004 have been audited by other auditors, whose reports dated November 12, 2004 and October 30, 2003 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Briggs, Bunting & Dougherty, LLP

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 23, 2007

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004	1	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001	1	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997	1	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992	1	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, since 2001; Maxwell Associates LLC President & CEO, since 1997	1	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002	1	None

 Effective December 28, 2006, the Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2009.

Notes:

1

Each director may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale are each officers of Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

CONESTOGA SMALL CAP FUND

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information

During the year ended September 30, 2007, the Fund paid a distribution from long-term capital gains of $41,104 with a rate of $0.03763 per share and short-term capital gains of $31,164 with a rate of $.02853.

This Page Intentionally Left Blank

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers

W. Christopher Maxwell, Chairman and CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Laurie S. McDonough, Vice President & Anti-Money Laundering Compliance Officer

Michelle L. Czerpak, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 11,400

FY 2006

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2007

None

$ 0

FY 2006

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2007

None

$ 1,600

FY 2006

None

$ 1,600

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ N/A

$N/A

FY 2006

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 0

FY 2006

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 4, 2007

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 4, 2007

* Print the name and title of each signing officer under his or her signature.